Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 535	$ 526
Deferred compensation and employee incentives	74	72
Provisions	71	86
Other non-current liabilities	12	7
Total provisions and other non-current liabilities	$ 692	$ 691